NSA

THE NEW SOUTH AFRICA
            FUND INC.



                                       NSA


                                 ANNUAL REPORT
                               FEBRUARY 28, 1998

THE NEW SOUTH AFRICA FUND INC.

OBJECTIVE
--------------------------------------------------------------------------------

The New South Africa Fund Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments principally in securities of issuers in the Republic of South Africa ("South Africa"), as well as, to a lesser extent, in other countries in the Southern African region. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of South African issuers, including at least 65% of its assets in equity securities of South African issuers. The Fund may also invest up to 35% of its assets in fixed income securities.

MANAGEMENT
--------------------------------------------------------------------------------

Fleming International Asset Management Limited ("FIAM") is the investment management company appointed to advise on and manage the Fund's portfolio. The Investment Adviser is an affiliate of Robert Fleming Holdings Limited, which manages over $99 billion in assets worldwide. Effective April 3, 1997, Raymond Goldblatt was designated to have principal responsibility for recommending the purchase and sale of investment securities by the Fund to the Fund's investment adviser, FIAM, which has sole investment discretion with respect to the Fund's assets. Mr. Goldblatt is Chief Executive Officer of Fleming Martin Asset Management, an affiliate of FIAM, and has 13 years of investment management experience.

MARKET INFORMATION
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol "NSA"). THE SHARE PRICE IS PUBLISHED IN: THE NEW YORK TIMES (daily) under the designation "NwSAfr" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "NewSoAfrFd".

THE NET ASSET VALUE PER SHARE IS PUBLISHED UNDER "CLOSED END FUNDS" each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S.

THE NEW SOUTH AFRICA FUND INC.
DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS        Iain O.S. Saunders - President, Treasurer
                              and Chairman of the Board of Directors
                              Anton Dirk Botha - Director
                              Arthur Levy - Director
                              Dr. Nthato H. Motlana - Director
                              Arnold Witkin - Director
                              Ann Cranmer - Vice President
                              Raymond Goldblatt - Vice President
                              Linda E. Field - Secretary

INVESTMENT ADVISER            Fleming International Asset
                              Management Limited
                              25 Copthall Avenue
                              London EC2R 7DR
                              England

ADMINISTRATOR                 Bear Stearns Funds Management Inc.
                              245 Park Avenue
                              New York, NY 10167 U.S.A.

CUSTODIAN                     Custodial Trust Company
                              101 Carnegie Center
                              Princeton, NJ 08540 U.S.A.

INDEPENDENT ACCOUNTANTS       Price Waterhouse LLP
                              1177 Avenue of the Americas
                              New York, NY 10036 U.S.A.

LEGAL COUNSEL                 Baker & McKenzie
                              805 Third Avenue
                              New York, NY 10022
                              U.S.A.

REGISTRAR, TRANSFER AGENT &   PNC Bank, N.A.
DIVIDEND PAYING AGENT         Bellevue Corporate Center
                              400 Bellevue Parkway
                              Mail Stop W3-F400-02-4
                              Wilmington, DE 19809
                              U.S.A.

THE NEW SOUTH AFRICA FUND INC.
HIGHLIGHTS OF THE PERIOD
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1998

                                                                      US $
                                                                  -----------
Net Assets                                                         78,977,312
Net Asset Value ("NAV") per Share                                       17.56
Market Price on New York Stock Exchange                                 13.9375
Discount to NAV                                                         20.63%

PERFORMANCE FROM MARCH 11, 1994* TO FEBRUARY 28, 1998

Total Return based on Market Price                                      23.96%+
Total Return based on NAV                                               58.33%+
Johannesburg Stock Exchange ("JSE") All Share                           25.75%++
   Index


-------------------
*  Commencement of operations.
+ Assumes reinvestment of dividends and distributions in accordance with the Fund's Dividend Reinvestment and Cash Purchase Plan.
++ The JSE All Share Index
   excludes reinvestment of dividends on the underlying securities. In addition, the JSE All Share Index is unmanaged.



                   NAV & MARKET PRICE VS. JSE ALL SHARE INDEX



Comparison of 60% to 190% of NAV & MARKET PRICE VS. JSE ALL SHARE INDEX from 3/11/94 to 2/28/98. Past performance is not predictive of future performance.

03/11/94       $1,000.00      $1,000.00      $1,000.00
05/31/94          896.06       1,049.42         983.86
08/31/94          922.94       1,148.26       1,133.89
11/30/94        1,003.58       1,272.53       1,224.73
02/28/95        1,015.01       1,222.52       1,153.94
05/31/95        1,100.38       1,377.93       1,301.55
08/31/95        1,071.92       1,402.55       1,329.31
11/30/95        1,176.42       1,504.11       1,427.23
02/29/96        1,221.82       1,561.11       1,516.81
05/31/96        1,072.82       1,384.11       1,374.03
08/31/96        1,003.28       1,288.24       1,306.27
11/29/96        1,033.08       1,297.90       1,275.73
02/28/97        1,118.77       1,422.63       1,398.08
05/30/97        1,188.69       1,466.38       1,377.78
08/29/97        1,228.65       1,486.63       1,364.85
11/28/97        1,000.37       1,284.36       1,142.82
02/28/98        1,239.61       1,583.31       1,257.46

THE NEW SOUTH AFRICA FUND INC.
MAJOR EQUITY HOLDINGS
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1998

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
                                                                  --------------
ORION SELECTIONS LTD.                                                   5.9
         The controlling company of the financial services group, The Board of Executors Ltd. and NBS Boland Group. In addition, it also has interests in retailing and the property company Monex.

RMB HOLDINGS LTD.                                                       5.3
         A financial services group with cross holdings in the life insurance industry through Momentum Life. It offers investment banking, private banking, structured finance and asset management capabilities.

THE BIDVEST GROUP LTD.                                                  4.6
         Operates in the field of food, catering and related products servicing the tourism industry in South Africa.
         It also has freight, packaging and hygiene services business.

PROTEA FURNISHERS LTD.                                                  4.5
         A furniture retailer operating in South Africa and neighboring countries. Its target market is the lower income urban shoppers.

JD GROUP LTD.                                                           4.3
         A furniture retailer operating throughout South Africa.
         It has six chains, supplying both furniture and home appliances.

THE NEW SOUTH AFRICA FUND INC.
MAJOR EQUITY HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------


                                                                   PERCENTAGE OF
                                                                     NET ASSETS
                                                                  --------------
THETA GROUP LTD.                                                       4.3
         A financial services company controlling operations in niche growth sectors of all South African economy. Its subsidiaries also trade in the subsistence lending market.

INVESTEC GROUP LTD.                                                    3.9
         Investec Holdings is the holding company for Investec
         Group Ltd. Its subsidiaries offer a wide range of investment banking, private banking, asset management and property services. It also has interests in entities operating in London, Israel, Holland, New York and
         Mauritius.

PRIMEDIA LTD.                                                          3.9
         A diversified media company with interests in radio stations, print media, cinemas and outdoor advertising.

PERSETEL Q DATA HOLDINGS LTD.                                          3.9
         A technology company servicing the computer industry. It markets and supports computer hardware, software and relevant systems in many segments of the industry. It also has investments in Germany.

FEDSURE HOLDINGS LTD.                                                  3.5
         A life insurance company with major shareholdings in strategic financial services companies. It also has interests in healthcare and short-term insurance.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT
--------------------------------------------------------------------------------
                                                                  MARCH 20, 1998




DEAR SHAREHOLDERS,

The New South Africa Fund Inc. ("NSA" or the "Fund") has been in existence since March 1994, when it was listed on the New York Stock Exchange. Since inception, the net asset value ("NAV") of the Fund (assuming reinvestment of all dividends and distributions) has risen by 58.33% against 25.75% for the Johannesburg Stock Exchange ("JSE") All Share Index. For the fiscal year ended February 28, 1998, the Fund's NAV increased by 11.29% (assuming reinvestment of all dividends and distributions) versus a decline of 10.09% in the JSE All Share Index for the same period.

MARKET ENVIRONMENT

The following table summarizes market moves between February 28, 1997 and the fiscal year ending February 28, 1998.

                                           FEBRUARY 28,  FEBRUARY 28,     %
                                              1998          1997        CHANGE
                                              ----          ----        ------

SOUTH AFRICA
Rand vs US $ ..............................     4.95        4.48         (10.49)
JSE All Share Index*
 (local) ..................................    7,096       7,145          (0.69)
 (US $) ...................................    1,434       1,595         (10.09)
Three month bankers'
 acceptance rate (%) ......................    13.75       15.95            --
Yield on benchmark long bond (%) ..........    13.21       14.96            --

ZIMBABWE
Industrial Index (local) ..................    7,879      10,700         (26.36)

BOTSWANA
Share Index (local) .......................      751         374         100.80
*price movement only

Although the JSE All Share Index was flat in rand terms, it declined in US dollar terms as the South African ("SA") rand depreciated by 10.49% against the US dollar over the year. This decline in the currency was relatively small when compared with the currencies of other emerging markets, especially those in Southeast Asia. The Rand has appeared to have stabilized at around R5 per US dollar.

Although the performance of the whole market was pedestrian, this masks some fundamental shifts in relative valuation of a number of subsectors of the SA market.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------

The Southeast Asian economic and currency crisis of the last quarter in 1997 had a severely negative effect on all commodity and resource based shares on the JSE as expectations were that the demand for commodities (steel, coal, paper, other metals) would be much lower. SA exports to the East are approximately 30% of total exports.

In addition, the price of gold came under pressure especially as a result of central bank sales, which adversely affected gold mining producers and their share prices. World inflation remained muted and this also contributed to weaker commodity prices.

After the sell off of SA equities by both local and foreign sources in October and November 1997, certain sectors have shown remarkable resilience in 1998 to date.

These sectors, namely banks and financial services, technology, and furniture shares, have rebounded strongly and reached new highs.

Their strength can be attributed to several factors:
  --   The expectation of lower official interest rates in South Africa.
  --   Merger and acquisition activity.
  --   Strong growth in their underlying market niches.
  -- Six million policyholders are to gain a windfall of approximately R 90 billion from the listing of Sanlam and Old Mutual. This money should bolster consumer spending in late 1998 and early 1999. The process is called the "demutualization effect."

The resources and commodity shares have continued to be laggards.

ECONOMY

High real interest rates continued to have a negative effect on the economy with GDP growing by only 1.7% in calendar year 1997. The Reserve Bank Governor's stated intention was to reduce inflation, protect the value of the currency and keep a tight reign on the demand for credit. His policies were effective; the rate of inflation declined and the decline in the currency was relatively small, but at the price of restrained growth and relatively high unemployment. This environment was positive for

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------

financial services shares, but was detrimental to consumer related companies selling on credit.

The Southeast Asian crisis which was originally manifested by the financial markets, is now being felt at the operational level by some companies. Order books are being reduced and the demand for raw material exports from South Africa is under pressure.

However, the investment sentiment in South Africa is positive for certain sectors of the economy. The fiscal and monetary policies of the SA authorities are firm and rational and El Nino has not been too disruptive to the agricultural community. This bodes well for a controlled budget deficit in 1998 (of below 4%), and gives scope for interest rate reductions and a boost to GDP growth in 1998 and 1999.

THE PORTFOLIO

At February 28, 1998, the Fund had 82.7% of its net assets in SA equities, 4.9% in SA bonds, and 6% in neighboring country equities. With the financial turmoil experienced in the market during the latter part of 1997 and the subsequent paradigm shifts in views of a number of market factors, the Fund had a significant turnover in large capitalization shares. All direct mining shares were sold, and the portfolio moved underweight on mining producers.

Three central themes were pursued:

  -- A "demographic reality" theme, whereby shares were bought in companies that were exposed to the increasing number of consumers experiencing the benefit of electrification for the first time.
  --    Technology - which is a high growth business area in South Africa.
  -- Banks and financial services which benefit from the factors outlined above.

The top ten shares reflect these themes.

The Fund's policy of underweighting mining in favor of selected industrial equities was beneficial, nonetheless over the next few months care needs to

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------

be exercised should there be a turnaround of the underlying fundamentals.

The holdings in Zimbabwe were reduced substantially as political and currency risk came to the forefront in November 1997. The Fund is now investing in Botswana which appears to be a more stable environment.

DISCOUNT TO NET ASSET VALUE AND SHARE REPURCHASE PLAN

The discount at which the Fund's shares are trading is a matter of concern to the Board of Directors. The Board consults with shareholders and is mindful of their views.

The discount moved in a 16-22% range over the year which was in line with the other SA regional funds listed on the New York Stock Exchange. The share repurchase plan mentioned in my report last year, namely that up to 5% of the shares will be bought back whenever the discount exceeds 20%, remains in place. The effect of such repurchases is to increase the net asset value of the Fund's shares still outstanding. The Board reviews the share repurchase plan and other measures to reduce the discount at each meeting.

We appreciate your interest and continued support of the Fund.

Respectfully submitted,


/s/ Iain O.S. Saunders
------------------------------------
Iain O.S. Saunders
President, Treasurer and
Chairman of the Board of Directors

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1998

                                                                         MARKET
                                                                          VALUE
DESCRIPTION                                            SHARES              US $
-----------                                            ------              ----

COMMON STOCKS - 88.74%

BOTSWANA - 5.74%

BEVERAGES & HOTELS - 2.87%
  Sechaba Breweries*                                    2,110,800      2,267,162
                                                                      ----------

COMMERCIAL BANKS - 2.87%
  Barclays Bank of Botswana Ltd.                           51,000        215,438
  Standard Chartered Bank Botswana Ltd.                   520,900      2,046,903
                                                                      ----------
                                                                       2,262,341
                                                                      ----------
TOTAL BOTSWANA (cost $4,545,249)                                       4,529,503
                                                                      ----------

SOUTH AFRICA - 82.74%

AUDIO & VIDEO PRODUCTS - 1.94%
  Teljoy Holdings Ltd.                                    750,000      1,532,932
                                                                      ----------

BEVERAGES & HOTELS - 2.64%
  The South African Breweries Ltd.                         74,382      2,086,274
                                                                      ----------

BUILDING & CONSTRUCTION - 0.66%
  LTA Ltd.                                                100,000        521,096
                                                                      ----------

CHEMICALS & OIL - 1.08%
  Sasol Ltd.                                               99,889        853,042
                                                                      ----------

COMMERCIAL BANKS - 9.72%
  NBS Holdings Ltd.                                       467,042      1,464,967
  Nedcor Ltd.                                              51,949      1,513,840
  Orion Selections Ltd.                                 1,506,590      4,695,222
                                                                      ----------
                                                                       7,674,029
                                                                      ----------

COMMERCIAL SERVICES - 0.63%
  Sasani Ltd.                                           3,037,500        497,899
                                                                      ----------

COMPUTERS - INTEGRATED SYSTEMS - 6.09%
  Dimension Data Holdings Ltd.                            289,988      1,725,312
  Persetel Q Data Holdings Ltd.                           381,791      3,082,754
                                                                      ----------
                                                                       4,808,066
                                                                      ----------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                          VALUE
DESCRIPTION                                             SHARES             US $
-----------                                             ------             ----

SOUTH AFRICA (CONTINUED)

  DIVERSIFIED OPERATIONS - 6.58%
    Primedia Ltd. Class N                                490,000       3,093,791
    The Board of Executors Ltd.                           49,000       2,102,191
                                                                      ----------
                                                                       5,195,982
                                                                      ----------
  ELECTRONIC & ELECTRICAL EQUIPMENT - 1.08%
    Spescom Electronics Ltd.                             511,200         853,464
                                                                      ----------

  FINANCE & BANKING - 10.50%
    Genbel Securities Ltd.                                75,896         959,929
    Investec Group Ltd.                                   62,900       3,113,490
    RMB Holdings Ltd.                                    851,288       4,220,685
                                                                      ----------
                                                                       8,294,104
                                                                      ----------
  FOOD - 4.63%
    The Bidvest Group Ltd.                               363,631       3,657,278
                                                                      ----------

  FURNITURE & HOUSEHOLDS - 8.83%
    JD Group Ltd.                                        358,243       3,425,467
    Protea Furnishers Ltd.                             4,520,000       3,549,037
                                                                      ----------
                                                                       6,974,504
                                                                      ----------
  GOLD MINING - 2.12%
    Anglo American Corporation of
     South Africa Ltd.                                    40,000       1,675,601
                                                                      ----------

  INSURANCE - 9.14%
    Capital Alliance Holdings Ltd.                       301,962       1,830,162
    Fedsure Holdings Ltd.                                185,000       2,770,408
    Liberty Life Association of Africa Ltd.               86,278       2,618,977
                                                                      ----------
                                                                       7,219,547
                                                                      ----------
  INVESTMENT COMPANIES - 7.38%
    Coronation Holdings Ltd. Class N                     138,187       2,446,896
    Theta Group Ltd. *                                 1,100,000       3,383,581
                                                                      ----------
                                                                       5,830,477
                                                                      ----------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                          VALUE
DESCRIPTION                                            SHARES              US $
-----------                                            ------              ----

  SOUTH AFRICA (continued)

  RETAIL - CONVENIENCE STORES - 2.15%
    Metro Cash & Carry Ltd.                            1,580,164       1,694,800
                                                                      ----------

  RETAIL - MISCELLANEOUS/DIVERSIFIED - 1.27%
    Mathomo Group Ltd.                                 1,412,240       1,000,269
                                                                      ----------

  STORES - 4.68%
    Pepkor Ltd.                                          305,001       2,092,383
    Specialty Stores Ltd.                                520,832         484,837
    Specialty Stores Ltd.  Class N                     1,316,531       1,118,976
                                                                      ----------
                                                                       3,696,196
                                                                      ----------
  TELECOMMUNICATIONS EQUIPMENT - 1.62%
    Allied Technologies Ltd.                              30,000         729,736
    Plessey Corporation Ltd.                             400,000         550,439
                                                                      ----------
                                                                       1,280,175
                                                                      ----------


  TOTAL SOUTH AFRICA (cost $45,143,434)                               65,345,735
                                                                      ----------

  ZIMBABWE - 0.26%

  COMMERCIAL BANKS - 0.26%
    NMBZ  Holdings Ltd. (cost $786,953)                  250,000         208,333
                                                                      ----------

  TOTAL COMMON STOCKS
           (cost $50,475,636)                                         70,083,571
                                                                      ----------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

                                                                         MARKET
                                                         PAR             VALUE
DESCRIPTION                                             (000)              US $
-----------                                             ------             ----

  DEBT OBLIGATION - 4.87%
           Republic of South Africa Bond,
           13.50%, 09/15/15 (cost $3,761,697)         R  19,000        3,846,267
                                                                      ----------

  SHORT-TERM INVESTMENT - 6.32%

  REPURCHASE AGREEMENT - 6.32%
  Repurchase Agreement dated 02/27/98 with
    Bear, Stearns & Co. Inc., 5.54%, due 03/02/98,
    collateralized by $5,148,649 Federal
    National Mortgage Association 7.00%,
    due 04/25/24; total value: $5,058,548;
    proceeds: $4,995,911 (cost $4,993,606)         US $   4,994        4,993,606
                                                                      ----------

  TOTAL INVESTMENTS - 99.93%
  (cost $59,230,939)(a)                                               78,923,444

  CASH AND OTHER ASSETS IN EXCESS
    OF LIABILITIES - 0.07%                                                53,868
                                                                      ----------

  NET ASSETS - 100.00%                                                78,977,312
                                                                      ==========

*     Non income producing securities.
R     Republic of South Africa rand.
US $  United States dollars.
(a) Aggregate cost for US federal income tax purposes is $59,230,939. The aggregate unrealized appreciation/(depreciation) for all securities is as follows:
                                                                         US $
                                                                     -----------
      Excess of market value over tax cost                           22,277,936
      Excess of tax cost over market value                           (2,585,431)
                                                                     -----------
      Net unrealized appreciation                                    19,692,505
                                                                     ===========



                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1998
                                                                         US $
                                                                     -----------
  ASSETS
  Investments, at value (cost $59,230,939) (Note 2)                  78,923,444
  Cash (representing foreign currency holdings with a
    cost of $134,291 in an interest-bearing account)                    135,288
  Receivables:
    Interest                                                            268,117
    Dividends                                                            28,295
  Deferred organizational costs and prepaid expenses (Note 1)            23,582
                                                                     -----------
  TOTAL ASSETS                                                       79,378,726
                                                                     -----------

  LIABILITIES
  Payables:
    Investment advisory fees (Note 4)                                   134,519
    Directors' fees                                                      41,399
    Administration fees (Note 4)                                         16,146
    Other accrued expenses                                              209,350
                                                                     -----------
  TOTAL LIABILITIES                                                     401,414
                                                                     -----------
  NET ASSETS                                                         78,977,312
                                                                     ===========

  NET ASSETS CONSIST OF:
  Common stock, $0.001 par value (200,000,000 shares
    authorized; 4,496,521 shares issued
    and outstanding) (Note 7)                                             4,497
  Additional paid-in capital                                         61,028,440
  Undistributed net investment income                                   133,001
  Accumulated net realized loss on investments and
    foreign currency transactions                                    (1,878,854)
  Net unrealized appreciation on investments, foreign
    currency holdings and other assets and liabilities
    denominated in foreign currencies                                19,690,228
                                                                     -----------
  NET ASSETS                                                         78,977,312
                                                                     ===========

  NET ASSET VALUE PER SHARE
     ($78,977,312 (divided by) 4,496,521)                               $ 17.56
                                                                     ===========


                  See accompany notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
FOR THE YEAR ENDED FEBRUARY 28, 1998
                                                                         US $
                                                                     -----------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes
  of $5,054) (Note 2)                                                 1,217,406
Interest                                                              1,034,960
                                                                     -----------
TOTAL INVESTMENT INCOME                                               2,252,366
                                                                     -----------

EXPENSES
Investment advisory fees (Note 4)                                       973,141
Professional fees                                                       164,198
Administration fees (Note 4)                                            117,110
Custodian fees                                                           87,122
Accounting fees                                                          75,359
Transfer agent fees and expenses                                         41,284
Insurance                                                                41,085
Directors' fees and expenses                                             38,030
Reports and notices to shareholders                                      24,835
Amortization of organizational costs (Note 1)                            21,798
NYSE listing fees                                                        16,779
Miscellaneous                                                            13,918
                                                                     -----------
TOTAL EXPENSES                                                        1,614,659
                                                                     -----------

NET INVESTMENT INCOME                                                   637,707
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES (Note 2)

Net realized gain/(loss)  on:
  Investments                                                         3,973,595
  Foreign currency transactions                                        (490,128)
                                                                     -----------
                                                                      3,483,467
                                                                     -----------
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                                                         1,848,813
  Foreign currency holdings and other assets and
    liabilities denominated in foreign currencies                      (172,135)
                                                                     -----------
                                                                      1,676,678
                                                                     -----------
Net realized and unrealized gain on investments,
  foreign currency holdings and other assets and
  liabilities denominated in foreign currencies                       5,160,145
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    5,797,852
                                                                     ===========


                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        For the Year ended
                                                  ----------------------------
                                                  February 28,    February 28,
                                                     1998             1997
                                                     US $             US $
                                                  ------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  OPERATIONS
  Net investment income                               637,707         771,986
  Net realized gain/(loss) on investments
    and foreign currency transactions               3,483,467        (630,421)
  Net change in unrealized appreciation
  on investments, foreign currency
  holdings and other assets and liabilities
    denominated in foreign currencies               1,676,678      (9,258,326)
                                                  ------------    -------------

  Net increase/(decrease) in net assets
    resulting from operations                       5,797,852      (9,116,761)
                                                  ------------    -------------

DIVIDENDS AND DISTRIBUTIONS  TO
    SHAREHOLDERS FROM
    Net investment income                            (515,660)       (335,785)
    Net realized gains on investments              (3,496,384)           --
    In excess of net realized gains on investments (1,878,854)           --
                                                  ------------    -------------
                                                   (5,890,898)       (335,785)
                                                  ------------    -------------

CAPITAL STOCK TRANSACTIONS
    Cost of shares repurchased                       (293,944)     (3,379,400)
                                                  ------------    -------------

NET DECREASE IN NET ASSETS                           (386,990)    (12,831,946)
Net Assets:
Beginning of year                                  79,364,302      92,196,248
                                                  ------------    -------------

End of year                                        78,977,312*     79,364,302
                                                  ============    =============


---------------
* Includes undistributed net investment
  income of $133,001



                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF COMMON STOCK OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND MARKET PRICE DATA FOR THE FUND'S SHARES.
--------------------------------------------------------------------------------

                                                                                                         For the Period
                                                                                                         March 11, 1994*
                                                                          For the Year ended                 through
                                                              ------------------------------------------
                                                              February 28,   February 28,    February 29,   February 28,
                                                                 1998           1997           1996           1995
                                                                 US $           US $            US $          US $
                                                               -----------   ------------    ------------   ------------

Net asset value, beginning of period                             17.56         19.38           15.89         13.95**
Offering costs charged to additional paid-in capital               --           --              --           (0.19)
                                                                 ------        ------          ------        ------
                                                                 17.56         19.38           15.89         13.76
                                                                 ------        ------          ------        ------

Net investment income                                             0.14+         0.17+           0.33          0.39
Net realized and unrealized gain/(loss) on investments,
 foreign currency holdings and other assets and
 liabilities denominated in foreign currencies                    1.15+        (2.12)+          3.96          2.51
                                                                 ------        ------          ------        ------

Total from investment operations                                  1.29+        (1.95)+          4.29          2.90
                                                                 ------        ------          ------        ------

Dividends and distributions to shareholders from:
 Net investment income                                           (0.11)        (0.07)          (0.33)        (0.39)
 In excess of net investment income--                                            --            (0.42)        (0.32)
 Net realized gains on investments                               (0.78)          --            (0.05)        (0.06)
 In excess of net realized gains on investments                  (0.42)          --              --            --
                                                                 ------        ------          ------        ------

Total dividends and distributions to shareholders                (1.31)        (0.07)          (0.80)        (0.77)
                                                                 ------        ------          ------        ------

Antidilutive impact due to shares of
 beneficial interest repurchased                                  0.02          0.20             --            --
                                                                 ------        ------          ------        ------

NET ASSET VALUE, END OF PERIOD                                   17.56         17.56           19.38         15.89
                                                                 ======        ======          ======        ======

MARKET VALUE, END OF PERIOD                                      13.94         14.00           15.38         13.38
                                                                 ======        ======          ======        ======

TOTAL INVESTMENT RETURN BASED ON: (a) (b)
 Market value                                                    10.80%        (8.43)%         20.38          1.50%
 Net asset value                                                 11.29%        (8.88)%         27.72         22.25%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (000 OMITTED)                         78,977          79,364        92,196        75,605
RATIO OF EXPENSES TO AVERAGE NET ASSETS                           2.07%           2.35%         1.98%         2.10%++
RATIO OF NET INVESTMENT INCOME TO AVERAGE
 NET ASSETS                                                       0.82%           1.01%         1.77%         2.61%++
PORTFOLIO TURNOVER RATE                                          90.53%           9.92%        18.91%        10.88%+++
AVERAGE COMMISSION RATE PER SHARE (c)                     $     0.0119 $        0.0084           --            --



------------------------
*    Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share.
+    Based on average shares outstanding.
++   Annualized.
+++  Not annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Total investment return for periods of less than one year are not annualized.
(c) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.




                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
AT FEBRUARY 28, 1998

1.   ORGANIZATION
     The New South Africa Fund Inc. (the "Fund") was incorporated in the State of Maryland on January 11, 1994 as a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended ( the "Investment Company Act"). Organizational costs of $109,346 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies, which are generally accepted in the United States of America, followed by the Fund.

     i)    SECURITY VALUATION
           All securities for which the primary market is an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded on the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. US government securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their market value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

     ii)   REPURCHASE AGREEMENTS
           The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Investment Adviser monitors the

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           continued creditworthiness of counterparties, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. In the event of default or bankruptcy of the counterparty, the Fund's realization of the value of the collateral may be delayed or limited.

     iii)  TAXES
           It is the intention of the Fund to continue to qualify as a regulated investment company and to distribute, at least annually, substantially all of its net investment income and any net long-term capital gains in excess of net short-term capital losses. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a US federal excise tax.

           For US federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, but within the fiscal year are deemed to arise on the first day of the following fiscal year. For the fiscal year ended February 28, 1998, the Fund incurred and elected to defer $1,341,276 of realized capital losses and $537,578 of realized foreign exchange losses.

           The Republic of South Africa ("South Africa") does not impose a withholding tax on dividends paid by South African companies to the Fund. However, other income received by the Fund from sources within South Africa or Southern African regions may be subject to withholding and other taxes imposed by such countries.

     iv)   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
           Investment transactions are accounted for on the trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recorded on the accrual basis and amortization of premium and discount are recorded on a straight-line basis. Dividend income and other distributions are recorded on the ex-dividend date or as the Fund becomes aware of such dividends. The collectibility of income receivable from foreign securities is evaluated periodically and resulting allowance for uncollectible amounts, if any, are reflected currently in the determination of net investment income. At February 28, 1998, no such allowance was established.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     v)    DISTRIBUTION OF INCOME AND GAINS
           The Fund intends to distribute to shareholders at least annually, substantially all of its net investment income and net realized capital gains. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

           The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their US federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for US federal income tax purposes, they are reported as distributions of paid-in capital. At February 28, 1998, the Fund reclassified within the composition of net assets permanent book/tax differences relating to realized gains on foreign currency denominated transactions of $10,954 from accumulated realized losses to undistributed net investment income.

     vi)   FOREIGN CURRENCY TRANSLATION
           The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars at the 12 p.m. mid-market price of such currencies against US dollars as quoted by major New York banks as follows:

           -- investments, other assets and liabilities; at the prevailing rates of exchange on the valuation date;

           -- investment transactions and investment income and expenses: at the prevailing rates of exchange on the dates of such transactions.

           Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

           fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity-related securities sold during the period. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

           Net currency gains from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

           Net realized foreign exchange losses of $490,128 represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade dates and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the US dollar equivalent of the amounts actually received.

3.   INVESTMENT TRANSACTIONS
     For the year ended February 28, 1998, total purchases and sales of portfolio investments excluding short-term securities, were $64,462,776 and $66,290,417, respectively.

4.   INVESTMENT ADVISER AND ADMINISTRATOR
     i) Fleming International Asset Management Limited provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Investment Adviser is paid a monthly advisory fee at an annual rate of 1.25% of the Fund's average weekly net assets.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     ii) Bear Stearns Funds Management Inc. (the "Administrator"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., provides administrative services to the Fund under an Administration Agreement. The Administrator receives a fee that is computed weekly and paid quarterly at an annual rate of 0.15% of the Fund's average weekly net assets.

5.   TRANSACTIONS WITH AFFILIATES
     For the year ended February 28, 1998, the Fund paid $207,152 and $10,537 in brokerage commissions to Fleming Martin Ltd. and Robert Fleming Inc., respectively, affiliates of the Investment Adviser.

6.   CONCENTRATION OF RISK
     The South African and the Southern African regions' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in South Africa or Southern African regions may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of South Africa and the Southern African region securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund, subject to local investment limitation, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. At February 28, 1998, the Fund held no such securities.

     The Fund is permitted to engage in the trading of sovereign debt of South Africa or Southern African regions which involves a substantial degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund invests is widely considered to have

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     credit quality below investment grade as determined by US rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions. However, the Fund's investment in the government bond held at February 28, 1998 has been rated by US rating agencies as investment grade.

7.   CAPITAL STOCK

     The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value. Of the 4,496,521 shares outstanding at February 28, 1998, Robert Fleming Inc., an affiliate of the Investment Adviser, owned 7,169 shares. In addition to the issuance of common stock to Robert Fleming Inc., a public offering of the Fund's shares by a group of underwriters resulted in the issuance of 4,750,000 shares of the Fund's common stock.

     On February 29, 1996, the Board of Directors announced that it had given the Fund's Investment Adviser discretion to cause the Fund to repurchase up to 5% of the outstanding shares when the discount to net asset value exceeds 20%. During the quarter ended May 31, 1996, the Fund repurchased 5% or 237,858 of its outstanding shares.

     In addition, on February 20, 1997, the Board of Directors announced a second share repurchase program with identical terms to the initial program. During the quarter ended November 30, 1997, the Fund repurchased 22,790 of its outstanding shares.

THE NEW SOUTH AFRICA FUND INC.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The New South Africa Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New South Africa Fund Inc. (the "Fund") at February 28, 1998, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
April 8, 1998

THE NEW SOUTH AFRICA FUND INC.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On May 29, 1997, the annual meeting of the shareholders of The New South Africa Fund Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

Name of Director                          For            Withheld      Non-Votes
----------------                          ---            --------      ---------
Iain O.S. Saunders                     3,323,637          18,077       1,177,597
Arthur Levy                            3,330,765          10,949       1,177,597

In addition to the directors re-elected at the meeting, Anton Dirk Botha, Dr. Nthato H. Motlana, and Arnold Witkin continue to serve as directors of the Fund.

(2) To ratify the selection of Price Waterhouse LLP as independent accountants for the year ending February 28, 1998.

                                      For       Against    Abstain     Non-Votes
                                      ---       -------    -------     ---------
                                   3,336,162     1,983      3,569      1,177,597

THE NEW SOUTH AFRICA FUND INC.
US TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (February 28, 1998) as to the US federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $1.31 per share dividend paid in respect of such fiscal year, ordinary income contributed $0.11, long-term capital gains contributed $0.02 from 28 percent rate gains and $1.18 from 20 percent rate gains. Domestic shareholders, whether receiving these dividends in cash or reinvesting it under the Dividend Reinvestment and Cash Purchase Plan, must report this dividend income.

The Fund does not intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders.

The Fund did not earn any dividend income that qualifies for the dividends received deduction that is available to corporate shareholders.

Information with respect to the distributions received by US Fund shareholders as indicated above have been reported to them on Form 1099-DIV, which were mailed to such shareholders in January 1998.

Foreign shareholders will generally be subject to US withholding tax on the amount of the actual dividends paid by the Fund. They will generally not be entitled to a US foreign tax credit or deduction for the withholding of taxes paid by the Fund.

Generally, dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for US federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7)plans) may need this information for their annual information reporting.

All shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINSTATEMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

1. Pursuant to The New South Africa Fund Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan") each shareholder ("Shareholder") holding shares of common stock in the Fund will automatically be a participant in the Plan, unless PNC Bank, National Association, the Plan agent (the "Plan Agent"), is otherwise instructed by the Shareholder, in writing, to have all distributions, net of any applicable US withholding tax, paid in cash. Shareholders who do not wish to participate in the Plan will receive all distributions in cash paid by check mailed directly to the Shareholder by the Plan Agent. The Plan Agent will act as agent for individual Shareholders and will open an account for each Shareholder under the Plan in the same name as her or his present shares of common stock are registered.

2. Whenever the directors of the Fund declare a capital gains distribution or an income dividend payable in shares of common stock or cash, participating Shareholders will take such distribution or dividend entirely in shares of common stock and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Shareholder's account, except in the circumstances described in paragraph 3 below.

3. Whenever the market price per share of common stock equals or exceeds net asset value per share on the date the event described in paragraph 2 above occurs, participants will be issued shares of common stock at net asset value or, if the net asset value is less than 95% of the market price on the date the shares of common stock are valued, then participants will be issued shares valued at 95% of the market price. If net asset value per share of the common stock at such time exceeds the market price of common stock on the date such shares are valued, the Plan Agent, as agent for the participants, will buy shares of common stock on the open market, on the New York Stock Exchange (the "Exchange") or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or
     (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINSTATEMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------


     the Fund issues remaining shares. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the nts' accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

4. Participants in the Plan may make additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in shares of common stock. The Plan Agent will use all funds received from participants to purchase shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. Voluntary cash payments should be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

5. For all purposes of the Plan: (a) the market price of Fund shares of common stock on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) the date shares of common stock are valued is the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading date and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

6. The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Funds held by the Plan Agent uninvested will not bear interest, and

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINSTATEMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------


     it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares of common stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for Shareholders' accounts.

7. The Plan Agent will hold shares of common stock acquired pursuant to the Plan in noncertificated form in the participant's name. The Plan Agent will forward to the Shareholders any proxy solicitation material and will vote any shares of common stock so held for each of the Shareholders only in accordance with the proxy returned by her or him to the Fund. In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners of such shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such Shareholders as representing the total amount registered in the name of such Shareholders and held for the account of beneficial owners who participate in the Plan. Upon a Shareholder's written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates for the full shares of common stock.

8. The Plan Agent will confirm in writing each acquisition made for the account of a Shareholder as soon as practicable, but not later than 60 days after the date thereof. Although a Shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a share of common stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares of common stock will be credited to such Shareholder's account. In the event of termination of a Shareholder's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the shares of common stock at the time of termination.

9. Any stock dividends or split shares distributed by the Fund on shares of common stock held by the Plan Agent for a Shareholder will be credited to such Shareholder's account. In the event that the Fund makes available to Shareholders rights to purchase additional shares of common stock or other securities, the Plan Agent will sell such rights and apply the proceeds of the sale to the purchase of additional shares of common stock of the Fund for the account of such Shareholders.

10. The Shareholders each will be charged a pro rata share of brokerage commissions on all open market purchases.

11. Each Shareholder may terminate her or his account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than 10 days

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINSTATEMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------


     prior to any dividend or distribution record date; otherwise such termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend or distribution paid for such record date shall have been credited to the Shareholder's account. The Plan may be terminated by the Plan Agent or the Fund as applied to any voluntary cash payments made and any dividend or distributions paid subsequent to notice of the terminations in writing mailed to the Shareholders at least 30 days prior to the relevant semi-annual voluntary payment date or to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Plan Agent will cause a certificate or certificates for the full shares held for each Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him.

12. These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 30 days prior to be effective date thereof. The amendment or supplement shall be deemed to be accepted by a Shareholder unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for Shareholders' accounts, all dividends and distributions payable on the share of common stock held in the Shareholders' name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

13. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under its Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due errors unless such error is caused by its negligence, bad faith or willful misconduct or that of its employees.

14. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PNC Bank, N.A., 400 Bellevue Parkway, Mail Stop W3-F400-02-4, Wilmington, Delaware 19809 or by telephone at 1-800-852-4750.

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






THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS TRANSMITTED TO THE SHAREHOLDERS OF THE NEW SOUTH AFRICA FUND INC. FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT AUDIT BY THE FUND'S INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

COMPARISONS BETWEEN CHANGES IN THE FUND'S NET ASSET VALUE PER SHARE AND CHANGES IN THE JOHANNESBURG STOCK EXCHANGE ALL SHARE INDEX SHOULD BE CONSIDERED IN LIGHT OF THE FUND'S INVESTMENT POLICY AND OBJECTIVES, THE CHARACTERISTICS AND QUALITY OF THE FUND'S INVESTMENTS, THE SIZE OF THE FUND AND VARIATIONS IN THE US DOLLAR/RAND EXCHANGE RATE.

                                      NSA
                                     LISTED
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE










                       BEAR STEARNS FUNDS MANAGEMENT INC.
                Administrator for The New South Africa Fund Inc.
                                245 Park Avenue
                               New York, NY 10167
                            Telephone (212) 272-2479